UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 24, 2020

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Gold Enterprise Group, Inc.

(formerly Gold Entertainment Group, Inc.)

(Exact name of registrant as specified in its charter)

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Florida	000-28571	98-0206212
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

16034 US HWY 19, Hudson FL 34667 USA.

(Address of Principal Executive Office) (Zip Code)

561-210-7553

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Gold Enterprise Group, Inc. has officially changed its name from Gold Entertainment Group, Inc.("we" or "Company") effective November 1st, 2025, following the Company's quarterly reporting date. This change is made to better reflect the business activities which were formerly in media entertainment, and now in medical manufacturing. Additionally it has changed its office address to a building owned by a related party, at no charge to the Company. The new address is Gold Enterprise Group, Inc., 16034 US HWY 19, Hudson FL 34667 US.

Exhibits.

32.1

EXHIBIT AMMENDED ARTICLES OF INCORPORATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 24, 2025	Gold Entertainment Group, Inc.

	By:	/s/ Hamon Francis Fytton
Hamon Francis Fytton Chief Executive Officer